UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report:           JANUARY 17, 2007

QUIXOTE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number           001-08123

DELAWARE	36-2675371
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:     (312) 467-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR   240.13e-4(c))

Item 8.01. Other Events.

On January 16, 2007, our subsidiary in our Intersection Control segment, U.S. Traffic Corporation (UST), received from the New York City Department of Transportation a Purchase Order for approximately $20 million to furnish approximately 4,550 advanced solid state traffic controllers to the City over a 38 month period. The new electronic traffic controllers will replace the City’s existing electromechanical controllers.

UST is required to submit an initial 100 prototype units to the City beginning in approximately 6 months. The prototype units must successfully complete a testing program to demonstrate compliance with the procurement specifications. If UST’s units do not pass the testing program, the City reserves the right to cancel the order. The Purchase Order provides for delivery of up to 50 controllers per week following approval of the prototype by the City.

The Company believes this order could be an important step in reaching profitability for our Intersection Control segment. However, the profitability of this order is subject to many risk factors, including the timely and successful completion of certain critical development work to meet the City’s specifications, higher-than-estimated material and labor costs and other contingencies.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the Registrant’s expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about the Registrant and its business. These risks and uncertainties are discussed in the Registrant’s annual report on Form 10-K for the year ended June 30, 2006 and subsequent quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE: January 17, 2007	/s/ Leslie J. Jezuit
LESLIE J. JEZUIT
President and Chief Executive
Officer